Exhibit 10.14

Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

[Tyco Telecommunications logo]

Contract Number:	TELG-002-JOc	Effective Date (7-23-02)

Customer:	Teleglobe Inc.	Tyco Global Networks AG (“Tyco”)

Registered Office Street Address:	Address:
Schwertstrasse 9
CH-8201 Schaffhausen
Switzerland
For Legal Notices Attention: General Counsel
1000 de La Gauchetiere Street West	With Copy To:
Tyco Global Networks Ltd.
City:	Montreal	The Zurich Centre
Second Floor, Suite 201
State/Providence:	Zip Code:	Country	90 Pitts Bay Road
Quebec	H3B 4X5	Canada
Pembroke, HM 08
Bermuda
Phone	1-441-294-8500
☒ New Contract	Fax:	1-441-294-8600

☐ Contract Change	E-mail: customercare@tycotelecom.com

The scope of this Agreement shall be the supply by Tyco to the Customer as specified and agreed to below:

CONFIGURATION Please complete this table for each circuit or groups of circuits with different configuration information.

Number of Circuits: 1	Agreed to Circuit Ready for Service Date (“Agreed to Circuit RFS”): No later than forty (40) days from the Effective Date (MMDDYY)

Endpoint A:	Endpoint Z:

NEW JERSEY 165 Halsey Street Newark, NJ USA	LONDON No. 2 Harbour Exchange Tower London, UK E14-9GE

Capacity per Circuit:	10 Gb/s Wavelength	Classification Tier:	Unprotected (2 Fiber Handoff, No Protection Path)

Please enter the price for one circuit.	Monthly Net Circuit Price (Net Discounts)	$	***

Anticipated System Ready for Service (“Anticipated System RFS”) (if applicable)

Primary Tyco System: Tyco Transatlantic

If not applicable enter N/A here otherwise enter date	(MMDDYY)

If multiple Tyco Systems required, please complete this line for all Tyco Systems.

PAYMENT The Monthly Charge is the total value of all circuits

Monthly Charge (Net Discounts)	$	***	USD

Term	Lease - 1 Year

The Monthly Charge is subject to Schedule 2 Payment and Billing Terms and Conditions. All payments are exclusive of any applicable taxes and fees.

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

Contract Number:	TELG-002-JOc		Effective Date (7-23-02)

Customer’s Legal Representative	All notifications will be sent to Customer’s Legal Representative indicated below:

Name:	Teleglobe Inc. c/o Teleglobe USA Inc.	Job Title:	Attn: Vice President, Global Carrier Services

Phone Number:		Fax Number: (703) 755-2621	E-Mail:

Street Address:	11480 Commerce Park Drive

City: Reston	State / Providence: VA	Zip Code: 20191	Country: USA

With Copy To:	Teleglobe Inc. c/o Teleglobe USA Inc., Attn: General Counsel

Phone Number:		Fax Number: (703) 755-2694	E-Mail:

Street Address:	11480 Commerce Park Drive

City: Reston	State / Providence: VA	Zip Code: 20191	Country: USA

Customer’s Billing Contact	All invoices will be sent to the Purchaser’s Billing Contact as indicated below.

Billing Contact Name:		Teleglobe Inc. c/o Coordinator Capital Group	Job Title:

Phone Number:		Fax Number: (514) 868-8553	E-Mail:

Street Address:	18th Floor, 1000 de La Gauchetiere Street West

City: Montreal	State / Providence: Quebec	Zip Code: H3B 4X5	Country: Canada

Customer’s Operations Contact	The Welcome Package and all operational correspondance will be sent to the Customer’s Operations Contact as indicated below.

Phone Number:		Fax Number:	E-Mail:

Street Address:

City:	State / Providence:	Zip Code:	Country:

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

Contract Number:	TELG-002-JOc	Effective Date (7-23-02)

Schedules

☒ Schedule 1	General Terms and Conditions

☒ Schedule 2	Payment and Billing Terms and Conditions

☒ Schedule 3	Operations, Administration and Maintenance Terms and Conditions

☒ Schedule 3A	Service Level Agreement

☒ Schedule 4	Service Configuration Diagram

☒ Other	Describe: Exhibit A and Exhibit B

In the event of a conflict between this Order for Capacity Lease and any of the schedules referenced above, the Order for Capacity Lease shall control. In the event of a conflict between any of the Schedules, this ordering shall be used to establish priority.

Additional Remarks / Contractual Provisions:

In addition to the Down Payment defined in Schedule 2, Section 1.1(a), a *** is due on the Effective Date of this Agreement. Provided that Customer has satisfactorily fulfilled all of its obligations under this Agreement, the ***(***)

CUSTOMER’S SIGNATURE ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO THE INFORMATION IN THIS ORDER FOR CAPACITY LEASE AND THE TERMS AND CONDITIONS SET FORTH IN THE ABOVE REFERENCED SCHEDULES.

Customer		Tyco Global Networks AG (“Tyco”)

Accepted By:	/s/ Serge Fortin	Accepted By:	/s/ Weriner Steiner 9/2/02
	(Authorized Customer’s Signature) (Date)		(Authorized Signature) (Date)

	SERGE FORTIN		WERINER STEINER
	Typed or Printed Name)		(Typed or Printed Name)

	Chief Operating Officer		Director
	(Title)		(Title)

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

[Tyco Telecommunications logo]

Contract Number:	TELG-002-JOc A1	Effective Date April 4th 2003

Customer:	Teleglobe Inc.	Tyco Telecommunications (US) Inc. (“Tyco Telecom”)

Registered Office Street Address:	Address:
60 Columbia Road
Morristown, NJ 07960
USA
For Legal Notices Attention: General Counsel
1000 de La Gauchetiere Street West	With Copy To:
Tyco Telecommunications Customer Care
City:	Montreal	250 Industrial Way
Eatontown, NJ 07724
State/Providence:	Zip Code:	Country	USA
Quebec	H3B 4X5	Canada
Phone	1-732-282-4050
☐ New Contract	Fax:	1-732-282-4141

☒ Contract Change	E-mail: customercare@tycotelecom.com

The scope of this Agreement shall be the supply by Tyco to the Customer as specified and agreed to below:

CONFIGURATION Please complete this table for each circuit or groups of circuits with different configuration information.

Number of Circuits: 1	Agreed to Circuit Ready for Service Date (“Agreed to Circuit RFS”): August 19th 2003

Endpoint A:	Endpoint Z:

Teleglobe room NEW JERSEY 165 Halsey Street Newark, NJ USA	Teleglobe room LONDON No. 2 Harbour Exchange Tower London, UK E14-9GE

Capacity per Circuit:	10 Gb/s Wavelength	Classification Tier:	Unprotected (2 Fiber Handoff, No Protection Path)

Please enter the price for one circuit.	Monthly Net Circuit Price (Net Discounts)	$	***

Anticipated System Ready for Service (“Anticipated System RFS”) (if applicable)

Primary Tyco System: Tyco Transatlantic

If not applicable enter N/A here otherwise enter date	N/A

If multiple Tyco Systems required, please complete this line for all Tyco Systems.

PAYMENT The Monthly Charge is the total value of all circuits

Monthly Charge (Net Discounts)	$	***	USD

Term	Lease - 1 Year

The Monthly Charge is subject to Schedule 2 Payment and Billing Terms and Conditions. All payments are exclusive of any applicable taxes and fees.

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

Contract Number:	TELG-002-JOc A1		Effective Date April 4th 2003

Customer’s Legal Representative	All notifications will be sent to Customer’s Legal Representative indicated below:

Name: Alain Cadorette	Teleglobe Inc.	Job Title:	Attn: Director, Global Carrier Services

Phone Number: 514-868-8187		Fax Number: 514-868-7388	E-Mail: alain.cadorette@teleglobe.ca

Street Address:	18th Floor, 1000 de La Gauchetiere Street West

City: Montreal	State / Providence: Quebec	Zip Code: H3B 4X5	Country: Canada

With Copy To:	Teleglobe Inc. c/o Teleglobe USA Inc., Attn: General Counsel

Phone Number: 514-868-7788		Fax Number: 514-868-8686	E-Mail: Lilian.C.Opdam@teleglobe.ca

Street Address:	18th Floor, 1000 de La Gauchetiere Street West

City: Montreal	State / Providence: Quebec	Zip Code: H3B 4X5	Country: Canada

Customer’s Billing Contact	All invoices will be sent to the Purchaser’s Billing Contact as indicated below.

Billing Contact Name:		Teleglobe Inc. c/o Accounts Payable, Finance	Job Title:

Phone Number:		Fax Number: (514) 868-7620	E-Mail:

Street Address:	18th Floor, 1000 de La Gauchetiere Street West

City: Montreal	State / Providence: Quebec	Zip Code: H3B 4X5	Country: Canada

Customer’s Operations Contact	The Welcome Package and all operational correspondance will be sent to the Customer’s Operations Contact as indicated below.

Phone Number: 514-868-8306		Fax Number: 514-868-7938	E-Mail: serge.langlois@teleglobe.ca

Street Address:	Care of Serge Langlois (Benaventure Station): 1000 de La Gauchetiere Street West

City: Montreal	State / Providence: Quebec	Zip Code: H3B 4X5	Country: Canada

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406

Contract Number:	TELG-002-JOc A1	Effective Date April 4th 2003

Schedules

☒ Schedule 1	General Terms and Conditions

☒ Schedule 2	Payment and Billing Terms and Conditions

☒ Schedule 3	Operations, Administration and Maintenance Terms and Conditions

☒ Schedule 3A	Service Level Agreement

☒ Schedule 4	Service Configuration Diagram

☒ Other	Describe: Exhibit A and Exhibit B

In the event of a conflict between this Order for Capacity Lease and any of the schedules referenced above, the Order for Capacity Lease shall control. In the event of a conflict between any of the Schedules, this ordering shall be used to establish priority.

Additional Remarks / Contractual Provisions:

THE ORDER TELG-002-JOC A1 SIGNIFIES AN AMENDMENT TO TELG 002-J0C.  THIS ORDER SHALL SUPERSEDE THE TEG-002-JOC ORDER IN ITS ENTIRETY.
THE CHANGES IMPLEMENTED BY THIS AMENDMENT ARE AS FOLLOWS:

1***

2. EXTENSION OF THE TERM OF TELG-002-JOC FOR ONE ADDITIONAL YEAR FROM AUGUST 19, 2003.

3. ***

4. ***

Teleglobe Inc., by TLGB Acquisition		Tyco Telecommunications (US) Inc. (“Tyco Telecom”)

LLC, as Manager, Accepted By:	/s/ Liam Strong 4/7/03	Accepted By:	/s/ Ronal L. Armstrong 4/7/03
(Authorized Customer’s Signature)	(Date)		(Authorized Signature) (Date)

LIAM STRONG			RONALD L. ARMSTRONG
(Typed or Printed Name)			(Typed or Printed Name)

CEO			V.P.
Attorney in Fact (Title)			(Title)

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406

AMENDMENT NO. 2 TO THE ORDER FOR CAPACITY LEASE
CONTRACT NUMBER TELG-002-JOc

This Amendment No. 2 to the Order for Capacity Lease Contract Number TELG-002-JOc (this “Amendment”) is made on the 1st day of January, 2004 (the “Effective Date”) between:

TELEGLOBE BERMUDA, LTD., a successor in interest to Teleglobe Inc. and a Bermuda entity having a business address at 10 Queen Street, Suite 306, Hamilton, HM EX Bermuda (hereinafter “Teleglobe”);

and

TYCO TELECOMMUNICATIONS (US) INC., a Delaware corporation having a business address at 60 Columbia Road, Morristown, NJ 07960 (hereinafter “Tyco Telecom”);

collectively referred to as the “Parties”.

W I T N E S S E T H :

WHEREAS, Teleglobe Bermuda, Ltd and Tyco Telecom entered Into that certain Order for Capacity Lease Contract Number TELG-002-JOc effective as of July 23, 2002, as amended by Amendment No. 1 to Capacity Lease Agreement TELG-002-JOc, dated April 4, 2003 (as the same may be further amended modified or supplemented from time to time the “Agreement”) for the 1 year lease of an unprotected 10 Gbps circuit, in accordance with the terms and conditions set forth therein; and

WHEREAS, the Parties no desire to amend the Agreement, in accordance with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                       ***

2.                                       ***

3.                                       Defined terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

4.                                       The terms and conditions of the Agreement shall apply mutatis mutandis to the Circuit unless otherwise stated herein.  Except as amended hereby, all of the terms and conditions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.

7

5.                                       This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute one and the same instrument.

6.                                       This Amendment may be executed by facsimile and the facsimile execution pages will be binding upon the executing Party to the same extent as the original executed pages.  The executing Party shall provide originals of the facsimile execution pages for insertion into the Amendment in place of the facsimile page.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by a duly authorized officer, as of the date first above written.

TELEGLOBE BERMUDA, LTD By TLGB Acquisition LLC, as Manager		TYCO TELECOMMUNICATIONS (US) INC.

Signature:	/s/ Ian Boatman	Signature:	/s/ Ron Armstrong

Printed Name:	IAN BOATMAN	Printed Name:	RON ARMSTRONG

Title:	Chairman	Title:	Vice President

*** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406.